                        ANNUAL REPORT | December 31, 2001





                             The Strong Value Fund








                                  [PHOTO HERE]




























                                                              [STRONG LOGO HERE]

                       ANNUAL REPORT | December 31, 2001



                             The Strong Value Fund


                               Table of Contents

Investment Review

   Strong Value Fund ..............................................   2

Shareholder Meeting Results .......................................   4

Financial Information

   Schedule of Investments in Securities

     Strong Value Fund ............................................   5

   Statement of Assets and Liabilities ............................   7

   Statement of Operations ........................................   8

   Statements of Changes in Net Assets ............................   9

   Notes to Financial Statements ..................................  10

Financial Highlights ..............................................  13

Report of Independent Accountants .................................  14

Directors and Officers ............................................  15

A Few Words From Dick Strong
--------------------------------------------------------------------------------


[PHOTO HERE]

Market Update -- January 1 to December 31, 2001

This coming August will mark 20 years of incredible economic expansion for the United States. While the good times have not been entirely free of bumps (these last two years especially have had their share of trying moments), since 1982 we have experienced a period of prosperity nearly unparalleled in human history.

The wealth created during this two-decade BOOM goes far beyond what any of us could have imagined. During this time, the Dow Jones Industrial Average, an indicator of our economic health, moved from 800 to 10,000 -- an astonishing 1300% increase!

The rapid rate of change we witnessed in the last 20 years, led by technological advances that transformed the way we live, has become the norm. We take for granted cell phones that always keep us in touch, laptops with DVD players that allow us to watch classic movies while we wait for connections at the airport, and MP3 players that let us carry decades of digitized music in our pocket. Dick Tracy's old decoder watch, which many of us dreamed about as kids, seems like an antique by comparison.

We've come to take for granted technological change and its inevitable financial benefits. We seem to assume, that as Americans, it's our birthright. Many of us believe that once we get past this current bump in the economic road, things will return to the state of ever-expanding opportunity that we've all come to expect. Sounds great, doesn't it? As a student of economic history, I believe that we should question that theory.

As it's often said, "We live in interesting times." There is ample reason for optimism and hope. But there are also storm clouds on the horizon -- a war against terrorism, the disaster that is Enron, continued economic depression in Japan, and the bankruptcy of an American institution called K-Mart. All in all, it's a good time for reflection.

In the spring of 2000, a representative group of Americans was asked what sort of stock market returns they expected for the next five years. In the midst of enjoying the heady stock market of the 1990s, the average answer was a return of more than 20%. That, they figured, would be the norm. I was a little shocked, but hardly surprised. Things had been so good for so long that the average investor had lost touch with historical reality.

                                                          continued on next page

                             Annual Returns S&P 500

           ----------------------------------------------------------
            Year    S&P 500 Returns         Year     S&P 500 Returns
           ----------------------------------------------------------
            1926         11.62%             1964          16.48%
            1927         37.49%             1965          12.45%
            1928         43.61%             1966         -10.06%
            1929         -8.42%             1967          23.98%
            1930        -24.90%             1968          11.06%
            1931        -43.34%             1969          -8.50%
            1932         -8.19%             1970           4.01%
            1933         53.99%             1971          14.31%
            1934         -1.44%             1972          18.98%
            1935         47.67%             1973         -14.66%
            1936         33.92%             1974         -26.47%
            1937        -35.03%             1975          37.20%
            1938         31.12%             1976          23.84%
            1939         -0.41%             1977          -7.18%
            1940         -9.78%             1978           6.56%
            1941        -11.59%             1979          18.44%
            1942         20.34%             1980          32.42%
            1943         25.90%             1981          -4.91%
            1944         19.75%             1982          21.41%
            1945         36.44%             1983          22.51%
            1946         -8.07%             1984           6.27%
            1947          5.71%             1985          32.16%
            1948          5.50%             1986          18.47%
            1949         18.79%             1987           5.23%
            1950         31.71%             1988          16.81%
            1951         24.02%             1989          31.49%
            1952         18.37%             1990          -3.17%
            1953         -0.99%             1991          30.55%
            1954         52.62%             1992           7.67%
            1955         31.56%             1993           9.99%
            1956          6.56%             1994           1.31%
            1957        -10.78%             1995          37.43%
            1958         43.36%             1996          23.07%
            1959         11.96%             1997          33.36%
            1960          0.05%             1998          28.58%
            1961         26.89%             1999          21.04%
            1962         -8.73%             2000          -9.11%
            1963         22.80%             2001         -11.88%

                      ANNUALIZED COMPOUNDED RATE OF RETURN
                                     10.70%

Performance is historical and does not represent future results. This chart is for illustrative purposes only and does not represent the performance of any specific investment. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.

Source: International Strategy & Investment Portfolio Strategy Report

The table to the left, which traces the annual returns of the stock market since 1926, is a sobering snapshot of reality.

Please take a moment to study this table. What it shows, indisputably, is that since 1926, the stock market has generated an annualized compounded rate of return of 10.7%. There is a lot of distance -- and a lot of dollars -- between that number and the 20% plus number that those investors were dreaming about.

A 10.7% annualized compounded return over almost 75 years is remarkable. That chart demonstrates what great capacity for growth we've had in the United States, and imagine what great opportunities may be available in the 21st century.

What you need in order to share in the good economic times to come is a proper appreciation for time and its effect on saving and investing. Time is your greatest ally. Time -- and patience.

We should all believe in the lessons of history. Those who learn from and practice the lessons of the past have a distinct advantage in reaching their financial goals.

I've been a professional investor for 35 years, and a student of history for longer than that. The lessons I've learned about human behavior and investing have helped me immeasurably. It's my hope that the following lessons I've learned over time will help you as well:

   1. Historical returns for the stock market have been 10.7%. It's not reasonable to continue to expect the 20% plus returns we experienced in the 1990s. Investors should expect returns that are closer to normal -- a "reversion to the mean."

   2. Like the Bible says, seven good years are usually followed by seven lean ones. Trying to figure out the exact moment when the good markets end and the bad ones begin is a difficult exercise. A balanced portfolio is best.
       For many investors, a balanced portfolio of half stocks and half bonds may be appropriate.

   3. During the 100 years of the 20th century, nearly half of the stock market's returns came in the form of dividends, not appreciation. I think dividends will regain their importance in the years ahead.

   4. After 20 years of mostly boom times, stock valuations are historically very high. Contrary to what we may have heard, VALUATIONS MATTER!

   5. Steer clear of fancy sales pitches about investments. If it sounds too good to be true, it probably is. Let common sense rule the day.

   6. Now, like never before, YOU are responsible for your own financial future (401(k) plans, IRAs, Keoghs, etc.). We all need to establish sensible goals and formulate a plan to reach them. Then stick to it!

The events of September 11 have demonstrated just how fragile the world really is. Coming on the heels of a couple of rocky years in the stock market, our tolerance for risk is way down. But there are always opportunities. At the moment, for investors with a greater risk tolerance, I think that small- and mid-cap stocks look quite attractive.

Here at Strong, we have dedicated professionals to help you set your goals, build an investment portfolio, and manage it. Please contact us should you need information or advice.

                                                                 /s/ Dick

     Strong Value Fund

     A meeting of shareholders was held on July 20, 2001. See page 4 for information about the results of this meeting.

________________________________________________________________________________

     Your Fund's Approach

     The Strong Value Fund seeks capital growth. The manager, under normal conditions, follows a four-step investment discipline. First, the manager identifies trends or events that may serve as catalysts to increase the value of a company or group of companies. The catalyst could be a management change, corporate restructuring, a cyclical upturn in an industry, or a new industry trend. Second, the manager looks for large- and medium-capitalization companies with strong balance sheets, experienced management, and competitive positions. Third, the manager looks for companies that are inexpensive relative to one or more valuation measures, such as earnings, cash flow, or asset value. The fourth step is to take a disciplined approach to selling stocks. If a stock's price declines 15% from its average cost and the outlook for the company has deteriorated, the manager will sell the position.
________________________________________________________________________________

                    Growth of an Assumed $ 10,000 Investment

                            From 12-29-95 to 12-31-01

                                    [GRAPHIC]

           Strong Value Fund     S&P 500 Index     Lipper Multi-Cap Value Funds Index
Dec 95         $10,000             $10,000                    $10,000
Jun 96         $11,073             $11,009                    $10,844
Dec 96         $11,682             $12,295                    $12,099
Jun 97         $13,140             $14,827                    $13,960
Dec 97         $14,710             $16,395                    $15,355
Jun 98         $16,453             $19,297                    $16,807
Dec 98         $16,941             $21,080                    $16,357
Jun 99         $17,741             $23,689                    $18,422
Dec 99         $16,610             $25,515                    $17,328
Jun 00         $17,513             $25,408                    $17,195
Dec 00         $18,713             $23,194                    $18,998
Jun 01         $18,943             $21,642                    $19,799
Dec 01         $18,667             $20,439                    $19,244

     This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


Q:   How did your Fund perform?

A: We are pleased to report that for 2001, the Strong Value Fund significantly outperformed its broad-based benchmark, S&P 500.

     As we expected, the equity markets remained volatile and turbulent throughout 2001. The year ended with a significant market rally from the lows that followed the September 11 attacks. For the second year in a row, value-based stock-picking strategies outperformed both growth and indexing strategies.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The strong market recovery off September's post-attack lows was largely driven by the surge of liquidity from both the Federal Reserve's interest rate cuts and its discount window activities. The combination of low rates and high liquidity provided sufficient incentive for consumers to maintain their strong spending. This trend was seen most dramatically in the automotive industry (spurred by 0-percent financing) and the housing industry (seen with continued strong home refinancing). Consumer confidence continued to gain in the fourth quarter despite the continued deterioration of the U.S. economy, as no further terrorist attacks in the U.S. materialized, and the war in Afghanistan proceeded well.

     The consumer also responded to the aggressive retail markdowns in the holiday shopping season, yielding sales that beat the worst-case fears and drove a market rally in the retail sector. Additionally, technology stocks rallied as the year closed. Conditions in that sector appeared to have finally found a bottom, albeit with little tangible evidence of improvement.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Our specialty finance, bank, and insurance-related holdings all rallied strongly at different points throughout the year. Insurance stocks gained despite concerns related to possible claims stemming from the September 11 attacks. Subsequent expectations of increases in premiums, supported by reduced industry capital availability, helped to boost these stocks.

     The Fund's retail holdings gained strength as investors became optimistic regarding a near-term recovery. We believe this group should continue to show strength into the early part of 2002.

     We opportunistically purchased some technology holdings when their valuations were driven down to value levels. We also added to our holdings in total-return stocks, specifically well-managed REITs, which generated both a high income return and good capital appreciation.

     The most negative influence on the Fund's performance was our position in the telecommunications sector. We exited this group by the end of the year.

Q:   What is your future outlook?

A: There is some uncertainty regarding the degree of confidence in, and thus sustainability of, the recovery seen late in 2001. A major factor in determining the direction of both the markets and the economy will be the continued control of the terrorist threat both here and abroad and continued military victories in the war overseas. Assuming that further large-scale attacks are prevented, the markets' focus should remain on corporate earnings and the state of the economy. The Federal Reserve appears to be prepared to keep interest rates low and liquidity high, without sparking inflation.

     The major question overhanging the markets in early 2002 is to what level and to what quality earnings will rebound. At this stage, the answer is still very difficult to decipher. We believe the market will remain extremely volatile as the economy recovers in fits and starts and geopolitical events continue to cast a shadow.

     We continue to search for strong businesses that are well-managed and are selling at depressed valuations that offer substantial return potential over the next 12 to 18 months. We thank you for your support and trust in the Strong Value Fund.

     Laura J. Sloate

     Portfolio Manager


________________________________________________________________________________


     Average Annual Total Returns

     As of 12-31-01
     --------------------------------------

        1-year                                 -0.25%

        3-year                                  3.29%

        5-year                                  9.83%

        Since Fund Inception                   10.96%
        (12-29-95)

     Equity funds are volatile investments and should only be considered for long-term goals.

________________________________________________________________________________

     * The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SHAREHOLDER MEETING RESULTS OF THE FUND
--------------------------------------------------------------------------------

At an Annual Meeting of Shareholders of the Fund held on July 20, 2001, shareholders approved the following proposals:

To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Equity Funds, Inc. on behalf of Strong Value Fund:

            For                Against          Abstain         Broker non-votes
            ---                -------          -------         ----------------
        2,209,268.026        174,945.771       45,380.786         831,299.000

To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent
Auditors:

            For                         Against                     Abstain
            ---                         -------                     -------
        3,196,324.039                  29,835.331                  34,734.213





To approve a subadvisory agreement between Sloate, Weisman, Murray and Company, Inc. and Strong Capital Management, Inc., on behalf of the Strong Value Fund:

            For                         Against                     Abstain
            ---                         -------                     -------
        3,118,384.327                  92,113.781                  50,395.475

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 2001
--------------------------------------------------------------------------------
STRONG VALUE FUND

                                               shares or
                                               Principal     Value
                                                Amount     (Note 2)
--------------------------------------------------------------------------------
Common Stocks 72.5%
Banks - Money Center 8.8%
Citigroup, Inc.                                 90,241  $ 4,555,366

Beverages - Soft Drinks 1.7%
PepsiCo, Inc.                                   17,500      852,075

Commercial Services - Advertising 1.3%
The Interpublic Group of Companies, Inc.        22,000      649,880

Computer - Manufacturers 1.2%
International Business Machines Corporation      5,000      604,800

Computer Software - Desktop 0.5%
Microsoft Corporation (b)                        4,000      265,080

Diversified Operations 3.1%
Honeywell International, Inc.                   30,400    1,028,128
Tyco International, Ltd.                         9,900      583,110
                                                          ---------
                                                          1,611,238

Electrical - Equipment 0.7%
General Electric Company                         8,800      352,704

Electronics - Parts Distributors 2.5%
Avnet, Inc.                                     49,700    1,265,859

Electronics - Scientific Instruments 0.8%
Applera Corporation-Applied Biosystems Group    10,500      412,335

Finance - Equity REIT 6.3%
Plum Creek Timber Company, Inc.                 59,750    1,693,913
Vornado Realty Trust                            37,500    1,560,000
                                                          ---------
                                                          3,253,913

Finance - Investment Brokers 0.2%
The Goldman Sachs Group, Inc.                    1,000       92,750

Finance - Investment Management 2.7%
W.P. Stewart & Company, Ltd.                    34,000      890,800
Waddell & Reed Financial, Inc. Class A          15,900      511,980
                                                          ---------
                                                          1,402,780

Finance - Publicly Traded Investment
     Funds - Equity 7.2%

iShares Trust Russell 3000 Value Index Fund      8,500      609,450
iShares Trust S&P 500/Barra Value Index Fund    13,500      746,550
Nasdaq-100 Shares (b)                            4,500      175,950
Standard & Poors Depositary Receipt Trust
   Unit Series 1                                18,900    2,161,026
               -                                          ---------
                                                          3,692,976

Finance - Publicly Traded Investment
     Funds-Equity (Non 40 Act) 1.0%
Biotech Holders Trust                            4,000      528,400

Financial Services - Miscellaneous 1.5%
American Express Company                        21,200      756,628

Food - Miscellaneous Preparation 1.1%
General Mills, Inc.                             11,200      582,512

Insurance - Diversified 0.6%
Phoenix Companies, Inc. (b)                     17,000      314,500

Insurance - Life 1.1%
MetLife, Inc.                                   18,500      586,080

Insurance - Property/Casualty/Title 7.9%
American International Group, Inc.              28,780  $ 2,285,132
ChoicePoint, Inc. (b)                           12,500      633,625
IPC Holdings, Ltd.                              38,900    1,151,440
                                                          ---------
                                                          4,070,197

Internet - E*Commerce 0.6%
Ariba, Inc. (b)                                 50,000      308,000

Leisure - Products 1.2%
Callaway Golf Company                           32,000      612,800

Media - Cable TV 1.6%
Adelphia Communications Corporation

   Class A (b)                                  10,000      311,800
Liberty Media Corporation Series A (b)          38,500      539,000
                                                            -------
                                                            850,800

Media - Radio/TV 2.5%
Spanish Broadcasting System, Inc. Class A       60,000      593,400
(b)
Viacom, Inc. Class B (b)                        15,500      684,325
                                                          ---------
                                                          1,277,725

Medical - Biomedical/Genetics 1.5%
Applera                                         30,000      800,700
Corporation-Celera
Genomics
Group



Medical - Drug/Diversified 1.8%
Johnson & Johnson                               16,000      945,600

Medical - Ethical Drugs 0.7%
Schering-Plough Corporation                      9,500      340,195

Medical - Nursing Homes 1.7%
Manor Care, Inc. (b)                            36,000      853,560

Medical - Products 1.0%
Allergan, Inc.                                   4,000      300,200
Inverness Medical Innovations, Inc. (b)         12,300      222,015
                                                            -------
                                                            522,215

Oil & Gas - International Integrated 0.7%
ChevronTexaco Corporation                        4,000      358,440

Oil & Gas - United States
     Exploration & Production 1.2%
Ocean Energy, Inc.                              32,000      614,400

Real Estate Operations 0.0%
Vornado Operating, Inc. (b)                      4,050        2,025

Retail - Apparel/Shoe 0.8%
Abercrombie & Fitch Company Class A (b)          6,500      437,745

Retail - Department Stores 2.0%
Federated Department Stores, Inc. (b)           25,700    1,051,130

Retail - Drug Store 0.1%
Rite Aid Corporation (b)                        12,000       60,720

Retail - Major Discount Chains 1.2%
Costco Wholesale Corporation (b)                14,000      621,320

Retail - Miscellaneous/Diversified 0.5%
Barnes & Noble, Inc. (b)                         9,000      266,400

Retail/Wholesale - Office Supplies 1.1%
Staples, Inc. (b)                               30,500      570,350

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)            December 31, 2001
----------------------------------------------------------------------------

                         STRONG VALUE FUND (continued)

-------------------------------------------------------------------------------
                                                 Shares or
                                                 Principal               Value
                                                  Amount                (Note 2)
-------------------------------------------------------------------------------
Soap & Cleaning Preparations  0.6%
The Procter & Gamble Company                        4,000               316,520

Telecommunications - Cellular 0.3%
AT&T Wireless Services, Inc. (b)                   10,500               150,885


Telecommunications -Services 1.2%
Cablevision Systems
New York
Group Class A (b)                                  13,500               640,574
-------------------------------------------------------------------------------
Total Common Stocks (Cost $30,541,165)                              $37,452,177
-------------------------------------------------------------------------------
Preferred Stocks 0.0%
Fresenius Medical Care
Holdings, Inc. Class D                              8,500                   323
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost$0)                                             323
-------------------------------------------------------------------------------
Short-Term Investments (a)   28.2%

Repurchase Agreements
ABN AMRO Inc.(Dated 12/31/01),1.60%,
 Due 1/02/02 (Repurchase proceeds
 $13,101,164); Collateralized by United
 States Government Issues (c)                 $13,100,000            13,100,000
State Street Bank (Dated 12/31/01),1.50%,
   Due 1/02/02 (Repurchase proceeds
   $1,505,325); cCollaterized by United
   States Government Issues (c)                 1,505,200             1,505,200
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost$14,605,200)                       14,605,200
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost$45,146,365) 100.7%             52,057,700
Other Assets and Liabilities Net (0.7%)                                (383,800)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $51,673,900
===============================================================================

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                Contracts             Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of year            --          $          --
Options written during the year                    670                276,594
Options closed                                    (412)              (154,452)
Options expired                                   (221)              (108,723)
Options exercised                                  (37)              ( 13,419)
                                                   ---                ------
Options outstanding at end of year                  --          $         --
                                                   ===                ======

Closed, expired and exercised options resulted in a capital gain of $136,696 for the year ended December 31, 2001.

LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.
(c) See Note 2(J) of Notes to Financial Statements.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2001

                                                                      Strong
                                                                    Value Fund
                                                                   -------------
Assets:
   Investments in Securities, at Value (Cost of $ 45,146,365)      $ 52,057,700
   Receivable for Fund Shares Sold                                        2,755
   Dividends and Interest Receivable                                     31,063
   Other Assets                                                           6,410
                                                                   ------------
   Total Assets                                                      52,097,928

Liabilities:
   Payable for Securities Purchased                                     343,660
   Payable for Fund Shares Redeemed                                      26,066
   Accrued Operating Expenses and Other Liabilities                      54,302
                                                                   ------------
   Total Liabilities                                                    424,028
                                                                   ------------
Net Assets                                                         $ 51,673,900
                                                                   ============
Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                   $ 45,117,152
   Undistributed Net Investment Income                                   13,859
   Accumulated Net Realized Loss                                       (368,446)
   Net Unrealized Appreciation                                        6,911,335
                                                                   ------------
   Net Assets                                                      $ 51,673,900
                                                                   ============
Capital Shares Outstanding (Unlimited Number Authorized)              4,801,352

Net Asset Value Per Share                                          $      10.76
                                                                   ============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                        Strong
                                                                      Value Fund
                                                                    ------------
Income:
   Dividends                                                        $   648,192
   Interest                                                             426,592
                                                                    -----------
   Total Income                                                       1,074,784

Expenses:
   Investment Advisory Fees                                             460,250
   Administration Fees                                                   67,310
   Custodian Fees                                                         6,478
   Shareholder Servicing Costs                                          147,687
   Reports to Shareholders                                               97,025
   Other                                                                 54,466
                                                                    -----------
   Total Expenses                                                       833,216
   Earnings Credits                                                        (349)
                                                                    -----------
   Expenses, Net                                                        832,867
                                                                    -----------
Net Investment Income                                                   241,917

Realized and Unrealized Gain (Loss):
   Net Realized Gain on:
     Investments                                                      2,864,146
     Options                                                            136,696
     Short Positions                                                     67,624
                                                                    -----------
     Net Realized Gain                                                3,068,466

   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                     (3,474,974)
     Short Positions                                                    (17,333)
                                                                    -----------
     Net Change in Unrealized Appreciation/Depreciation              (3,492,307)
                                                                    -----------
Net Loss on Investments                                                (423,841)
                                                                    -----------
Net Decrease in Net Assets Resulting from Operations                ($  181,924)
                                                                    ===========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       Strong Value Fund
                                                                             ----------------------------------
                                                                                 Year Ended        Year Ended
                                                                               Dec. 31, 2001      Dec. 31, 2000
                                                                             ---------------      -------------
Operations:
   Net Investment Income                                                     $    241,917         $     37,980
   Net Realized Gain                                                            3,068,466            5,722,043
   Net Change in Unrealized Appreciation/Depreciation                          (3,492,307)             463,741
                                                                             ------------         ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations               (181,924)           6,223,764

Distributions:
   From Net Investment Income                                                    (228,058)             (47,066)
   From Net Realized Gains                                                     (2,709,631)          (9,020,147)
                                                                             ------------         ------------
   Total Distributions                                                         (2,937,689)          (9,067,213)

Capital Share Transactions:
   Proceeds from Shares Sold                                                   19,184,714           28,249,064
   Proceeds from Reinvestment of Distributions                                  2,830,944            8,740,067
   Payment for Shares Redeemed                                                (19,055,114)         (40,718,957)
                                                                             ------------         ------------
   Net Increase (Decrease) in Net Assets from Capital Share Transactions        2,960,544           (3,729,826)
                                                                             ------------         ------------
Total Decrease in Net Assets                                                     (159,069)          (6,573,275)

Net Assets:
   Beginning of Year                                                           51,832,969           58,406,244
                                                                             ------------         ------------
   End of Year                                                               $ 51,673,900         $ 51,832,969
                                                                             ============         ============
Transactions in Shares of the Fund:
   Sold                                                                         1,738,092            2,266,994
   Issued in Reinvestment of Distributions                                        266,520              781,129
   Redeemed                                                                    (1,739,563)          (3,256,936)
                                                                             ------------         ------------
   Net Increase (Decrease) in Shares of the Fund                                  265,049             (208,813)
                                                                             ============         ============

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2001

 1.  Organization

     Strong Value Fund is a diversified series of Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

 2.  Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

         The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 2001.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

         Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

         The Fund generally pays dividends from net investment income quarterly and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

         Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is liable for any dividends payable on securities while those securities are in a short position.

     (J) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (K) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are reported as Earnings Credits in the Fund's Statement of Operations.

     (M) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (N) Other -- Dividend income and distributions to shareholders are recorded on the ex-divi11dend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Fund. Investment advisory and administrative fees, which are established by the terms of the advisory and administrative agreements, are based on an annualized rate of 0.75% and 0.30%, respectively, of the average daily net assets of the Fund. The Investment Advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter. Prior to July 23, 2001 the Investment Advisory fees were 1.00% and the Fund did not have administrative fees. The Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     Sloate, Weisman, Murray & Company, Inc. ("Sloate") manages the investments of the Fund under a subadvisory agreement with the Advisor. Sloate is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. In addition, Sloate directly effects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Sloate by the Fund for the year ended December 31, 2001 totaled $7,516.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

  ------------------------------------------------------------------------------
  December 31, 2001

       The amount payable to the Advisor at December 31, 2001, shareholder servicing and other expenses paid to the Advisor, transfer agency banking charges and unaffiliated directors' fees for the year then ended, were $17,785, $148,440, $930 and $1,388, respectively.

  4.   Line of Credit

       The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. For the year ended December 31, 2001, there were no borrowings by the Fund under the LOC.

  5.   Investment Transactions

       The aggregate purchases and sales of long-term securities during the year ended December 31, 2001 were $60,079,330 and $71,809,818, respectively. There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2001.

  6.   Income Tax Information

       At December 31, 2001, the cost of investments in securities for federal income tax purposes was $45,894,493. Net unrealized appreciation of securities was $6,163,207, consisting of gross unrealized appreciation and depreciation of $6,614,983 and $451,776, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2001, distributable ordinary income and distributable long-term capital gains were $13,859 and 379,682, respectively.

       The tax components of dividends paid during the year were: $2,025,228 of ordinary income and $912,461 of long-term capital gains.

       For corporate shareholders in the Fund, the percentage of dividend income distribution for the year ended December 31, 2001, which is designated as qualifying for the dividends-received deduction is 100.0% (anaudited).

  7. Results of Special Meeting of Shareholders of the Fund (Unaudited) At an Annual Meeting of Shareholders of the Fund held on July 20, 2001, shareholders approved the following proposals:

       To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Equity Funds, Inc. on behalf of Strong Value Fund:

             For            Against         Abstain       Broker non-votes
             ---            -------         -------       ----------------
        2,209,268.026     174,945.771      45,380.786        831,299.000

       To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent Auditors:

                      For            Against         Abstain
                      ---            -------         -------
                 3,196,324.039      29,835.331      34,734.213

       To approve a subadvisory agreement between Sloate, Weisman, Murray and Company, Inc. and the Strong Value Fund:

                      For            Against         Abstain
                      ---            -------         -------
                 3,118,384.327      92,113.781      50,395.475

FINANCIAL HIGH LIGHTS
--------------------------------------------------------------------------------
STRONG VALUE FUND
--------------------------------------------------------------------------------

                                                                                         Year Ended
                                                                  -----------------------------------------------------------
                                                                   Dec. 31,    Dec. 31,    Dec. 31,    Dec.  31,     Dec. 31,
Selected Per-Share Data/(a)/                                         2001         2000       1999        1998         1997
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $   11.43   $   12.31   $   14.95    $   13.77    $   11.55
Income From Investment Operations:
   Net Investment Income                                               0.05        0.01        0.06         0.08         0.10
   Net Realized and Unrealized Gains (Losses) on Investments          (0.09)       1.40       (0.36)        1.97         2.86
-----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                   (0.04)       1.41       (0.30)        2.05         2.96
Less Distributions:
   From Net Investment Income                                         (0.05)      (0.01)      (0.06)       (0.07)       (0.10)
   From Net Realized Gains                                            (0.58)      (2.28)      (2.28)       (0.80)       (0.64)
-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                (0.63)      (2.29)      (2.34)       (0.87)       (0.74)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $   10.76   $   11.43   $   12.31    $   14.95    $   13.77
=============================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
   Total Return                                                        -0.3%      +12.7%       -2.0%       +15.2%       +25.9%
   Net Assets, End of Period (In Millions)                        $      52   $      52   $      58    $      91    $      94
   Ratio of Expenses to Average Net Assets Without
     Fees Paid Indirectly by Advisor and Earnings Credits               1.6%        1.5%        1.4%         1.3%         1.3%
   Ratio of Expenses to Average Net Assets                              1.6%        1.5%        1.4%         1.3%         1.3%
   Ratio of Net Investment Income to Average Net Assets                 0.5%        0.1%        0.3%         0.5%         0.8%
   Portfolio Turnover Rate                                            151.3%      149.0%      103.8%        92.6%       103.0%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Value Fund (one of the series constituting Strong Equity Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 4, 2002

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 64 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.
     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.
     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
   Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

Marvin E. Nevins (DOB 7-9-18), Director of the Strong Funds since September
1981.
     Private Investor. He was a Director of A-Life Medical, Inc. (a medical coding company), San Diego, CA from 1996 until 2000, Surface Systems, Inc. (a weather information company), St. Louis, MO from 1992 until 2001, and Waukesha National Bank. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College. From 1980 until 1981, Mr. Nevins was Chairman of the Wisconsin Association of Manufacturers & Commerce and was Co-Founder and Chairman of Wisconsin Centrifugal Inc. (an industrial manufacturing company) from 1945 until 1980.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association -- Western Section and a Fellow of the American College of Medical Practice Executives.

-------------------------------------------------------------------------------

Rhonda K. Haight (DOB 11/13/64), Assistant Treasurer of the Strong Funds.

     Ms. Haight has been an Accountant in the corporate Finance Department of the Advisor since July 2001. Ms. Haight was Manager of the Mutual Fund Accounting Department of the Advisor from January 1994 to June 2001. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of the Advisor. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of the Advisor.

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse -Madison.

Richard W. Smirl (DOB 4-18-67), Secretary of the Strong Funds since November
2001.

     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of the Distributor since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young and Logan. From September 1992 to September 1999, Mr. Smirl was an associate at Keesal, Young and Logan.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP, a Milwaukee law firm. From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.

Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

     Except for Messrs. Nevins, Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, FL 34108. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3683.

NOTES
--------------------------------------------------------------------------------

NOTES
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Directors

  Richard S. Strong
  Willie D. Davis
  Stanley Kritzik
  Neal Malicky
  Marvin E. Nevins
  William F. Vogt

Officers

  Richard S. Strong, Chairman of the Board
  Dennis A. Wallestad, Vice President
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Gilbert L. Southwell, III, Assistant Secretary
  John W. Widmer, Treasurer
  Rhonda K. Haight, Assistant Treasurer

Investment Advisor

  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT20412-1201

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com












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